                                                                    EXHIBIT 99.1


-------------------          --------------         ----------------------------
RECORD DATE SHARES               RIGHTS             SHARES ELIGIBLE TO SUBSCRIBE

                          NOTICE OF EXERCISE OF RIGHTS
                To Purchase a Portion of the New Common Stock of
                        COHO ENERGY, INC. (the "Company")



================================================================================
  THE OPPORTUNITY TO PURCHASE SHARES OF NEW COMMON STOCK UPON EXERCISE OF THE
     RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 31, 2000.
================================================================================


                   The Subscription Agent for the Offering is:
                      ChaseMellon Shareholder Services LLC
               Telephone number: (800) 777-3674 or (201) 329-8450


By Mail:                                    By Hand:                                    By Overnight Delivery:
ChaseMellon Shareholder Services, L.L.C.    ChaseMellon Shareholder Services, L.L.C.    ChaseMellon Shareholder Services, L.L.C.
Post Office Box 3300                        120 Broadway, 13th Floor                    85 Challenger Road Mail Drop-Reorg
South Hackensack, NJ 07606                  New York, NY 10271                          Ridgefield, NJ 07660
Attn: Reorganization Department             Attn: Reorganization Department             Attn: Reorganization Department



         In order for Rights to be validly exercised, a properly completed and duly executed original of this Notice of Exercise of Rights (or a properly completed and duly executed photocopy hereof) must be received by the Subscription Agent at one of the addresses set forth above prior to 5:00 p.m., New York City time, on May 31, 2000. The instructions accompanying this Notice of Exercise of Rights should be read carefully and followed precisely. Questions and requests for assistance should be directed to the Subscription Agent at the address or telephone number set forth above.


         The terms and conditions of the Rights are set forth in the enclosed prospectus and are incorporated herein by reference. The Prospectus also contains important information regarding the New Common Stock, including certain material risks that are inherent in an investment in such securities. You are encouraged to read and consider carefully the contents of the Prospectus before deciding whether to exercise or refrain from exercising Rights. No recommendation is made regarding your decision to exercise or refrain from exercising Rights.

         AS DESCRIBED IN THE PROSPECTUS, EACH PERSON (EACH, AN "ELIGIBLE HOLDER") WHO HOLDS SHARES OF COMMON STOCK, $0.01 PAR VALUE (THE "EXISTING COMMON STOCK"), OF THE COMPANY AS OF THE CLOSE OF BUSINESS ON MARCH 6, 2000 (THE "RECORD DATE") SHALL RECEIVE RIGHTS IN ACCORDANCE WITH THE TERMS SET FORTH IN THE PROSPECTUS.

         Each Eligible Holder shall receive the right to buy 0.338 shares of the New Common Stock for each share of Existing Common Stock held as of the Record Date (the "Basic Subscription Privilege"). Fractional Rights will not be issued; rather, the number of Rights issued to an Eligible Holder will be rounded to the nearest whole number. Each Right in the Basic Subscription Privilege shall represent the right to purchase one share of New Common Stock for a purchase price equal to $10.40 per share (the "Rights Exercise Price").

         Each Eligible Holder who exercises its Basic Subscription Privilege in full will also be able to subscribe for additional shares of New Common Stock at the Rights Exercise Price, to the extent that other Eligible Holders do not exercise their Basic Subscription Privilege in full (the "Over-Subscription Privilege"). There is no maximum or minimum number of shares that an Eligible Holder may subscribe for under the Over-Subscription Privilege. If there are not enough shares to satisfy all subscriptions made under the Over-Subscription Privilege of all Eligible Holders, the Company will allocate the remaining shares available in the Rights offering pro rata, after eliminating all fractional shares, among those holders exercising their Over-Subscription Privilege. If an Eligible Holder exercises its Over-Subscription Privilege, such Eligible Holder will be representing and certifying that such Eligible Holder is exercising its Basic Subscription Privilege in full. If an Eligible Holder exercises its Over-Subscription Privilege and is allocated less than all of the shares for which such Eligible Holder wishes to subscribe, any excess payment will be returned by mail without interest or deduction as soon as practicable.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby irrevocably elects to exercise Rights of the number of shares of New Common Stock indicated below on the terms and subject to the conditions set forth in the Prospectus. Please issue a certificate representing shares of New Common Stock as contemplated above in the name(s) of the undersigned and mail the same to the address of the Eligible Holder(s) appearing below. The number of Rights that the Eligible Holder(s) wish(es) to exercise and the payment payable in respect thereof (the "Payment") must be indicated in the appropriate spaces below.


Number of Rights to be exercised under the Basic Subscription Privilege:            x $10.40 = $
                                                                          ---------             ----------

Number of shares of New Common Stock to be purchased under the
Over-Subscription Privilege (available only if the Basic Subscription
Privilege is exercised in full):                                                    x $10.40 = $
                                                                          ---------             ----------

Total subscription (sum of above payment amounts):                                             $
                                                                                                ----------

If the total number of shares of New Common Stock to be purchased has not been indicated, or if the Payment delivered to the Subscription Agent is not sufficient for the total number of shares of New Common Stock indicated above, the Eligible Holder(s) will be deemed to have elected to purchase the maximum number of shares of New Common Stock for which Payment was made (the Payment divided by $10.40 rounded down to the nearest whole share of New Common Stock).
If the number of shares to be purchased under the Over-Subscription Privilege is not specified and the Payment exceeds the aggregate subscription price for all shares represented above, the Eligible Holder(s) shall be deemed to have exercised the Over-Subscription Privilege to purchase, to the extent available, that number of whole shares of New Common Stock for which Payment is made (the excess Payment divided by $10.40 rounded down to the nearest whole share of New
Common Stock). To the extent any portion of the Payment enclosed or transmitted remains after the foregoing procedures, such funds shall be mailed to the Eligible Holder(s) without interest or deduction as soon as practicable.


                                PLEASE SIGN HERE
                           (See Instructions 4 and 5)

X
  ------------------------------------------------------------------------------
  Signature of Eligible Holder          Fed. Tax ID No.          Date

X
  ------------------------------------------------------------------------------
  Signature of Eligible Holder          Fed. Tax ID No.          Date

Telephone Number: (   )
                   --- ----------------


         If signed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the following information.

                             (Please Type or Print)

Name(s):
          ---------------------------        ------------------------------

Capacity:
          ---------------------------
Address:
          ---------------------------

          --------------------------- (Include Zip Code)


        THE ABOVE SIGNATURE MAY NEED TO BE GUARANTEED. SEE INSTRUCTION 4.

                                  INSTRUCTIONS

1. GENERAL. For the Rights to be validly exercised, a properly completed and duly executed Notice of Exercise of Rights (or a properly completed and duly executed photocopy thereof) must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on May 31, 2000 (the "Exercise Deadline") at one of the addresses set forth in this Notice of Exercise of Rights, together with the Payment in accordance with paragraph 2 below. All Rights that are to be exercised by the Eligible Holder named herein must be exercised concurrently pursuant to this Notice of Exercise of Rights. Rights may not be exercised by you unless you held shares of Existing Common Stock as of the close of business on March 6, 2000, the Record Date. Do not send this Notice of Exercise of Rights directly to the Company.


2. METHOD OF PAYMENT OF PURCHASE PRICE. Concurrently with the execution and delivery of the Notice of Exercise of Rights, each Eligible Holder must pay the Payment by either wire transfer of immediately available funds to the Company's account identified below or by check payable to the Company delivered to the Subscription Agent at one of the addresses set forth above, in each case so as to be received by no later than 5:00 p.m., New York City time, on the Exercise Deadline. If an Eligible Holder makes Payment by uncertified personal check, the Payment must be made sufficiently in advance of the Exercise Deadline to ensure that the Payment is received and cleared by that time. It is recommended that Payment be made using a certified check or wire transfer of funds. The Company's account into which the Payment may be made is identified as follows:

            Coho Energy Rights Offering Account
            Account No.
                        -----------
            [Bank Name]
            [Bank Address]

            ABA No.
                    ---------------

3. METHOD OF DELIVERY. The method of delivery of this Notice of Exercise of Rights and the Payment will be at the election and risk of the Eligible Holder, but if sent by mail, it is recommended that this Notice of Exercise of Rights and the Payment be sent by registered mail, with return receipt requested, and that a sufficient number of days be allowed to ensure timely receipt.

4. SIGNATURE(S). Each of the signatures on this Notice of Exercise of Rights must be that of an Eligible Holder. If any shares of Existing Common Stock were held of record as of the close of business on the Record Date by two or more persons, all such persons must sign this Notice of Exercise of Rights. In all other cases, it will be necessary for each Eligible Holder to complete, sign and submit a separate Notice of Exercise of Rights. If this Notice of Exercise is signed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person to so act must be submitted with this Notice of Exercise of Rights.

         The signature of the Eligible Holder(s) contained in this Notice of Exercise of Rights must be guaranteed by an eligible institution such as a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States. The signature of the Eligible Holder(s) will not need to be guaranteed if this Notice of Exercise of Rights provides that shares are to be delivered to you as record holder of the Rights or the Eligible Holder is itself an eligible institution as described in the prior sentence.

5. EXISTING COMMON STOCK HELD BY NOMINEES. Only holders of shares of Existing Common Stock of record as of the close of business on the Record Date may exercise the Rights. Therefore, brokers, dealers, commercial banks, trust companies and other persons that as of the close of business on the Record Date held shares of Existing Common Stock for the account of others, should notify the respective beneficial owners of such shares of Existing Common Stock as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the exercise of the Rights. Beneficial owners of shares of Existing Common Stock held through such a nominee holder should contact such nominee holder and request such nominee holder to effect transactions in accordance with the beneficial owner's instructions. If the beneficial owner so instructs, such nominee holder should complete a Notice of Exercise of Rights. Each broker, dealer, commercial bank, trust company or other nominee holder that held shares of Existing Common Stock as of the close of business on the Record Date for one or more beneficial owners must certify to the Company the number of Rights exercised on behalf of each beneficial owner on a Nominee Holder Certification form provided separately. The Notice of Exercise of Rights, together with the Nominee Holder Certification and the Payment, should be submitted to the Subscription Agent.

6. DETERMINATIONS. All determinations as to proper completion, due execution, timeliness, eligibility, prorating and other matters affecting the validity or effectiveness of any attempted exercise of any Rights will be made by the Company in its reasonable discretion in accordance with the procedures set forth herein and in the Prospectus, whose determination will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine or reject the purported exercise of any Right that is subject to any such defect or irregularity. Deliveries required to be received by the Subscription Agent in connection with a purported exercise of Rights will not be deemed to have been so received or accepted until actual receipt thereof by the Subscription Agent in accordance with the instructions set forth herein shall have occurred and any defects or irregularities shall have been waived or cured within such time as the Company may determine in its sole discretion. Neither the Company nor any other person will have an obligation to give notice to any holder of a Right of any defect or irregularity in connection with any attempted exercise thereof or incur any liability as a result of any failure to give any such notice.

7. REQUESTS FOR ADDITIONAL COPIES. Additional copies of this Notice of Exercise of Rights or the Prospectus are available by sending a written request to the Subscription Agent at the address set forth above or to the Company at 14785 Preston Road, Suite 860, Dallas, Texas 75240 to the attention of Ms. Anne Marie O'Gorman.

8. REQUESTS FOR INFORMATION. Any questions or requests for assistance may be directed to the Subscription Agent at the address or telephone number set forth above. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance.

TO HOLDERS OF COMMON STOCK OF COHO ENERGY, INC.
AS OF MARCH 6, 2000:


         On February 7, 2000, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court"), in the chapter 11 reorganization cases filed by Coho Energy, Inc., Coho Resources, Inc., Coho Oil & Gas, Inc., Coho Exploration, Inc., Coho Louisiana Production Company and Interstate Natural Gas Company (collectively, the "Debtors"), issued an order approving the Debtors' First Amended and Restated Disclosure Statement dated February 14, 2000 (the "Disclosure Statement") with respect to the First Amended and Restated Chapter 11 Plan of Reorganization dated February 14, 2000 (the "Plan") jointly proposed by the Debtors and the Official Committee of Unsecured Creditors (collectively, the "Proponents"). As a part of the Plan, Coho Energy, Inc. (the "Company") is offering rights (the "Rights") to acquire shares of a new class of common stock (the "New Common Stock") of the Company to be issued after confirmation of the Plan by the Bankruptcy Court. In connection with the offering of Rights and the offering and sale of the New Common Stock, the Company has filed with the Securities and Exchange Commission a registration statement (the "Registration Statement") to register the Rights and the New Common Stock. The Prospectus constituting a part of the Registration Statement is enclosed herewith. All capitalized terms not otherwise defined herein have the respective meanings ascribed thereto in the Prospectus.

         AS DESCRIBED IN THE PROSPECTUS, EACH PERSON (EACH, AN "ELIGIBLE HOLDER") WHO HOLDS SHARES OF COMMON STOCK, $0.01 PAR VALUE (THE "EXISTING COMMON STOCK"), OF THE COMPANY AS OF THE CLOSE OF BUSINESS ON MARCH 6, 2000 (THE "RECORD DATE") SHALL RECEIVE RIGHTS IN ACCORDANCE WITH THE TERMS SET FORTH IN THE PROSPECTUS.

         Each Eligible Holder shall receive the right to buy 0.338 shares of the New Common Stock for each share of Existing Common Stock held as of the Record Date (the "Basic Subscription Privilege"). Fractional Rights will not be issued; rather, the number of Rights issued to an Eligible Holder will be rounded to the nearest whole number. Each Right in the Basic Subscription Privilege shall represent the right to purchase one share of New Common Stock for a purchase price equal to $10.40 per share (the "Rights Exercise Price").

         Each Eligible Holder who exercises its Basic Subscription Privilege in full will also be able to subscribe for additional shares of New Common Stock at the Rights Exercise Price, to the extent that other Eligible Holders do not exercise their Basic Subscription Privilege in full (the "Over-Subscription Privilege"). There is no maximum or minimum number of shares that an Eligible Holder may subscribe for under the Over-Subscription Privilege. If there are not enough shares to satisfy all subscriptions made under the Over-Subscription Privilege of all Eligible Holders, the Company will allocate the remaining shares available in the Rights offering pro rata, after eliminating all fractional shares, among those holders exercising their Over-Subscription Privilege. If an Eligible Holder exercises its Over-Subscription Privilege, such Eligible Holder will be representing and certifying that such Eligible Holder is exercising its Basic Subscription Privilege in full. If an Eligible Holder exercises its Over-Subscription Privilege and is allocated less than all of the shares for which such Eligible Holder wishes to subscribe, any excess payment will be returned by mail without interest or deduction as soon as practicable.

         In the aggregate, 8,663,846 shares of New Common Stock will be available under the Basic Subscription Privilege and Over-Subscription Privilege of all of the Eligible Holders. The Rights will not be evidenced by certificates and will not be transferable.


         The Rights will be exercisable at any time during the period commencing with the Company's mailing of the Prospectus and this Notice of Exercise of Rights and concluding at 5:00 p.m., New York City time, on May 31, 2000, unless extended (the "Exercise Deadline").


         In order for an exercise of Rights to be valid and effective, an Eligible Holder must deliver to the Subscription Agent at one of the addresses set forth above a properly completed and duly executed Notice of Exercise of Rights (including the Eligible Holder's tax identification number). In addition, such Eligible Holder must either (x) deliver a check to the Subscription Agent at one of the addresses specified above or (y) cause a wire transfer of immediately available funds to be made to the Company's account specified in the instructions to this Notice of Exercise of Rights, in each case in an amount equal for the Rights Exercise Price times the number of shares of New Common Stock subscribed for by such Eligible Holder for the Basic Subscription Privilege and the Over- Subscription Privilege (the "Payment"). The Notice of Exercise of Rights and the Payment must be received at the specified address or account by no later than 5:00 p.m., New York City time, on the Exercise Deadline for an exercise of Rights to be valid and effective. After the Company's receipt of the foregoing, the Company, in its reasonable discretion in accordance with the procedures set forth herein and in the Prospectus, shall determine how many shares of New Common Stock each such Eligible Holder is entitled to receive.

         In the event the Bankruptcy Court does not confirm the Plan or the effective date specified in the Plan does not occur, the offering of Rights and the offering and sale of shares of New Common Stock may be rescinded without notice and shall be of no further force and effect, and any monies received by the Company in connection with the offering shall promptly be returned to the applicable Eligible Holders, without interest or deduction.

         Neither the Debtors nor the Creditors' Committee is making any recommendation as to whether the Rights should be exercised or the New Common Stock should be purchased. Each Eligible Holder should decide whether to exercise the Rights and purchase the shares of New Common Stock based upon its own assessment of its best interests in consultation with its legal and financial advisors.

                          NOMINEE HOLDER CERTIFICATION


         Reference is made to the Notice of Exercise of Rights dated April 28 2000, delivered by Coho Energy, Inc. (the "Company") to each person (an "Eligible Holder") who holds shares of common stock, $0.01 par value (the "Existing Common Stock"), of the Company as of the close of business on March 6, 2000 (the "Record Date"). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Notice of Exercise.


         NOTE: THE FOLLOWING SHOULD ONLY BE COMPLETED AND SIGNED IF THE ELIGIBLE HOLDER IS A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE HOLDER THAT HELD SHARES OF EXISTING COMMON STOCK FOR ONE OR MORE BENEFICIAL OWNERS ON THE RECORD DATE.

         The undersigned is a broker, dealer, commercial bank, trust company or other nominee which held shares of Existing Common Stock of record as of the Record Date for the account of one or more beneficial owners (indicated below by number without identifying any such beneficial owner), and hereby certifies to the Company that the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights specified below:

                      ATTACH ADDITIONAL LISTS AS NECESSARY

                  Number of shares of New Common        Number of shares of New Common
  Beneficial     Stock Purchased on Behalf of Such     Stock Purchased on Behalf of Such
     Owner          Beneficial Owner under the            Beneficial Owner under the
    Number         Basic Subscription Privilege           Over-Subscription Privilege
       1
                   -----------------------------         -----------------------------
       2
                   -----------------------------         -----------------------------
       3
                   -----------------------------         -----------------------------
       4
                   -----------------------------         -----------------------------
       5
                   -----------------------------         -----------------------------
       6
                   -----------------------------         -----------------------------
       7
                   -----------------------------         -----------------------------
       8
                   -----------------------------         -----------------------------
       9
                   -----------------------------         -----------------------------
      10
                   -----------------------------         -----------------------------

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE HERE

        Name of Nominee Holder           Fed. Tax ID No.    Dated:
        ----------------------           ---------------    -----
------------------------------------

By:
    --------------------------------     -----------------  --------------------
Name:
      ------------------------------
Title:
       -----------------------------

--------------------------------------------------------------------------------

                                COHO ENERGY, INC.

                         Offering Being Made Pursuant to
             the First Amended and Restated Plan of Reorganization
                                       of
                                COHO ENERGY, INC.
              Under Chapter 11 of the United States Bankruptcy Code




================================================================================
           THE OPPORTUNITY TO PURCHASE SHARES OF NEW COMMON STOCK UPON
     EXERCISE OF THE RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                                MAY 31, 2000.
================================================================================



To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:


    Coho Energy, Inc. (the "Company") is conducting an offering of rights (the "Rights") to purchase shares of a new class of common stock (the "New Common Stock") of the Company to be issued after confirmation of the Debtors' and Creditors Committee's First Amended and Restated Chapter 11 Plan of Reorganization dated February 14, 2000, upon the terms and subject to the conditions set forth in a Notice of Exercise of Rights dated April 28, 2000
(the "Notice of Exercise") and a related prospectus (the "Prospectus"). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Notice of Exercise.


Enclosed herewith are copies of the following documents:

         1. The Notice of Exercise for your use and for the information of your clients;

         2.   The Prospectus;

         3. A form of letter which may be sent to your clients for whose account you hold shares of Existing Common Stock in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to their exercise of Rights; and

         4.   A Nominee Holder Certification for your use.


         Please note that the Exercise Deadline for the Rights is at 5:00 P.M., New York City time, on May 31, 2000, unless extended. We urge you to contact your clients as promptly as possible.



         The Company will not pay any fees or commissions to any broker or dealer or other person for soliciting instructions with respect to the exercise of Rights (other than to the Subscription Agent). You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

         Additional copies of the enclosed materials may be obtained from the Subscription Agent at its address and telephone number set forth on the front page of the Notice of Exercise.

                                                       Very truly yours,


                                                       COHO ENERGY, INC.


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL BE DEEMED TO MAKE YOU OR ANY OTHER PERSON AN AGENT OF THE COMPANY OR THE SUBSCRIPTION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFERING OF RIGHTS OR THE OFFERING OR SALE OF THE NEW COMMON STOCK NOT CONTAINED IN THE NOTICE OF EXERCISE OR THE PROSPECTUS.

                                COHO ENERGY, INC.

                         Offering Being Made Pursuant to
            the First Amended and Restated Plan of Reorganization of
                                COHO ENERGY, INC.
              Under Chapter 11 of the United States Bankruptcy Code




================================================================================
           THE OPPORTUNITY TO PURCHASE SHARES OF NEW COMMON STOCK UPON
     EXERCISE OF THE RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                                 MAY 31, 2000.
================================================================================


TO OUR CLIENTS:


         Enclosed for your consideration is a Notice of Exercise of Rights dated April 28, 2000 (the "Notice of Exercise"), of Coho Energy, Inc. (the "Company") and a related prospectus (the "Prospectus") relating to the Company's offering of rights (the "Rights") to purchase shares of a new class of common stock (the "New Common Stock") of the Company to be issued after confirmation of the Debtors' and Creditors Committee's First Amended and Restated Chapter 11 Plan of Reorganization dated February 14, 2000. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Notice of Exercise.


         WE ARE THE REGISTERED HOLDER OF SHARES OF THE COMPANY'S EXISTING COMMON STOCK, $0.01 PAR VALUE (THE "EXISTING COMMON STOCK"), HELD BY US FOR YOUR ACCOUNT. DELIVERY OF THE NOTICE OF EXERCISE WITH RESPECT TO THE EXERCISE OF RIGHTS RELATING TO SUCH SHARES OF EXISTING COMMON STOCK CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE NOTICE OF EXERCISE AND THE RELATED PROSPECTUS ARE FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO DELIVER A NOTICE OF EXERCISE WITH RESPECT TO RIGHTS RELATING TO THE SHARES OF EXISTING COMMON STOCK HELD BY US FOR YOUR ACCOUNT.

         Accordingly, we request instructions as to whether you wish us to deliver the Notice of Exercise with respect to the Rights relating to such shares of Existing Common Stock, pursuant to the terms and conditions set forth in the Notice of Exercise and the related Prospectus. We urge you to read the Notice of Exercise, the Prospectus and the other enclosed materials carefully before instructing us to deliver a Notice of Exercise with respect to the Rights relating to such shares of Existing Common Stock.


         Your instructions to us and any Payment for shares of New Common Stock should be forwarded as promptly as possible in order to permit us to deliver the Notice of Exercise on your behalf. The Exercise Deadline is at 5:00 P.M., New York City time, on May 31, 2000, unless extended.


         If you wish to have us exercise your Rights to purchase shares of New Common Stock, please so instruct us by completing, executing and returning to us the instructions contained on the reverse side of this letter.

                         BENEFICIAL OWNER ELECTION FORM
                               with Respect to the
                         Offering Being Made Pursuant to
            the First Amended and Restated Plan of Reorganization of
                                COHO ENERGY, INC.
              Under Chapter 11 of the United States Bankruptcy Code



         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the exercise of Rights to purchase New Common Stock of Coho Energy, Inc.

         This will instruct you to exercise my Rights to purchase shares of New Common Stock indicated below pursuant to the terms and conditions set forth in the Notice of Exercise and the Prospectus. I have transmitted to you concurrently with these instructions my Payment for the shares of New Common Stock being purchased.

Date: ____________________, 2000


Number of shares of
New Common Stock                                                ------------------------------------------
to be purchased under
the Basic Subscription                                          ------------------------------------------
Privilege:                                                      Signature(s)
                                     ----------------------
Number of shares of                                             ------------------------------------------
New Common Stock
to be purchased under                                           ------------------------------------------
the Over-Subscription                                           Please print name(s) here
Privilege (available only
if the Basic Subscription                                       ------------------------------------------
Privilege is exercised                                          ------------------------------------------
in full):                                                       ------------------------------------------
                                     ----------------------     ------------------------------------------
                                                                Please type or print address
Total number of shares
of New Common Stock                                             ------------------------------------------
to be purchased (sum of                                         Area Code and Telephone Number
the above two amounts):
                                     ----------------------     ------------------------------------------
Payment (the product of                                         Taxpayer Identification or Social Security
the total number of shares                                      Number
of New Common Stock
to be purchased and $10.40):         $
                                     ----------------------     ------------------------------------------
                                                                My Account Number with You